Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Technology Crossover Management VIII, L.P.

Address of Joint Filer:	c/o TCV
250 Middlefield Road
Menlo Park, CA 94025

Relationship of Joint Filer to Issuer:	10% Owner; may be part of a 13(d) group

Issuer Name and Ticker or Trading Symbol:	Payoneer Global Inc. [PAYO]

Date of Event Requiring Statement
(Month/Day/Year):	June 25, 2021

Designated Filer:	Technology Crossover Management VIII, Ltd.

Signature:

Technology Crossover Management VIII, L.P.

By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

Dated:	July 6, 2021

Joint Filer Information

(continued)

Name of Joint Filer:	TCV VIII, L.P.

Address of Joint Filer:	c/o TCV
250 Middlefield Road
Menlo Park, CA 94025

Relationship of Joint Filer to Issuer:	May be part of a 13(d) group

Issuer Name and Ticker or Trading Symbol:	Payoneer Global Inc. [PAYO]

Date of Event Requiring Statement
(Month/Day/Year):	June 25, 2021

Designated Filer:	Technology Crossover Management VIII, Ltd.

Signature:

TCV VIII, L.P.

By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

Dated:	July 6, 2021

Joint Filer Information

(continued)

Name of Joint Filer:	TCV VIII (A), L.P.

Address of Joint Filer:	c/o TCV
250 Middlefield Road
Menlo Park, CA 94025

Relationship of Joint Filer to Issuer:	May be part of a 13(d) group

Issuer Name and Ticker or Trading Symbol:	Payoneer Global Inc. [PAYO]

Date of Event Requiring Statement
(Month/Day/Year):	June 25, 2021

Designated Filer:	Technology Crossover Management VIII, Ltd.

Signature:

TCV VIII (A), L.P.

By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

Dated:	July 6, 2021

Joint Filer Information

(continued)

Name of Joint Filer:	TCV VIII (B), L.P.

Address of Joint Filer:	c/o TCV
250 Middlefield Road
Menlo Park, CA 94025

Relationship of Joint Filer to Issuer:	May be part of a 13(d) group

Issuer Name and Ticker or Trading Symbol:	Payoneer Global Inc. [PAYO]

Date of Event Requiring Statement
(Month/Day/Year):	June 25, 2021

Designated Filer:	Technology Crossover Management VIII, Ltd.

Signature:

TCV VIII (B), L.P.

By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

Dated:	July 6, 2021

Joint Filer Information

(continued)

Name of Joint Filer:	TCV Member Fund, L.P.

Address of Joint Filer:	c/o TCV
250 Middlefield Road
Menlo Park, CA 94025

Relationship of Joint Filer to Issuer:	May be part of a 13(d) group

Issuer Name and Ticker or Trading Symbol:	Payoneer Global Inc. [PAYO]

Date of Event Requiring Statement
(Month/Day/Year):	June 25, 2021

Designated Filer:	Technology Crossover Management VIII, Ltd.

Signature:

TCV Member Fund, L.P.

By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

Dated:	July 6, 2021

Joint Filer Information

(continued)

Name of Joint Filer:	Christopher P. Marshall

Address of Joint Filer:	c/o TCV
250 Middlefield Road
Menlo Park, CA 94025

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	Payoneer Global Inc. [PAYO]

Date of Event Requiring Statement
(Month/Day/Year):	June 25, 2021

Designated Filer:	Technology Crossover Management VIII, Ltd.

Signature:

Christopher P. Marshall

By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

Dated:	July 6, 2021